SCHEDULE 14A INFORMATION
 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☒ Definitive Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to 240.14a-12

MMRGLOBAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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June 3, 2015

To Our Stockholders:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of MMRGlobal, Inc., to be held on July 15, 2015, 10:30 a.m. Pacific Time (the "Annual Meeting"), at the MMRGlobal, Inc. corporate headquarters, located at 4401 Wilshire Boulevard, Los Angeles, California 90010.

The matters expected to be acted upon at the Annual Meeting are described in the following Notice of the 2015 Annual Meeting of Stockholders and Proxy Statement.

As with previous years, we have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission's "notice and access" rules. These rules allow us to make our stockholders aware of the availability of our proxy materials by sending a Notice of Internet Availability of Proxy Materials, which provides instructions for how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. We believe compliance with these rules will allow us to provide our stockholders with the materials they need to make informed decisions, lower the costs of printing and delivering those materials, and significantly reduce the environmental impact of our Annual Meeting.

It is important that you use this opportunity to take part in the affairs of MMRGlobal by voting on the business to come before this meeting. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible using one of the voting methods we have provided to you. Please review the voting instructions described in the accompanying Proxy Statement. Returning the proxy card with your vote does not deprive you of your right to attend the meeting and to vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other nominee, you will need proof of ownership to be admitted to the meeting, as described under "How can I attend the Annual Meeting?" beginning on page 1 of this Proxy Statement.

Thank you for your interest in MMRGlobal, Inc.

Sincerely,

/s/ Robert H. Lorsch
 Robert H. Lorsch
Chairman and Chief Executive Officer

MMRGLOBAL, INC.
 4401 Wilshire Blvd., Suite 200
Los Angeles, California 90010

NOTICE OF THE 2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 15, 2015

To the Stockholders of MMRGlobal, Inc.:

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of the Stockholders, which we refer to as the Annual Meeting, of MMRGlobal, Inc., a Delaware corporation, will be held on July 15, 2015, 10:30 a.m. Pacific Time, at the MMRGlobal, Inc. corporate headquarters, located at 4401 Wilshire Boulevard, Los Angeles, California 90010, to consider and vote upon the following proposals:

1. To elect two (2) Class III directors to serve for a term of three (3) years, with such term expiring upon the 2018 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2. To ratify the appointment of Rose Snyder & Jacobs as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the Proxy Statement accompanying this notice.

Stockholders of record at the close of business on May 22, 2015, which we refer to as the Record Date, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of that date, 863,248,276 shares of our common stock were outstanding and entitled to vote. We cordially invite all Stockholders to attend the Annual Meeting in person.

By Order of the Board of Directors,

/s/ Robert H. Lorsch

Robert H. Lorsch
Chairman and Chief Executive Officer

Los Angeles, California
June 3, 2015

Any stockholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 15, 2015

The Proxy Statement and Annual Report for the year ended December 31, 2014 are available at http://www.edocumentview.com/MMRF and at http://www.MMRGlobal.com under "Investor Relations"

YOUR VOTE IS IMPORTANT.

For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled "How to Vote" in the accompanying Proxy Statement or, if you requested printed proxy materials, your enclosed proxy card.

4401 Wilshire Blvd., Suite 200
Los Angeles, California 90010

PROXY STATEMENT
FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials

Under rules issued by the Securities and Exchange Commission, or the SEC, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On June 3, 2015, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report for the fiscal year ended December 31, 2014, (the "Annual Report") each of which is available at http://www.edocumentview.com/MMRF or under the "Investor Relations" page on our website at http://www.MMRGlobal.com.

This process is designed to expedite our stockholders' receipt of our proxy materials, decrease the cost of our Annual Meeting and help conserve natural resources. However, if you would prefer to receive printed copies of the proxy materials via mail, please follow the instructions included in the Notice. Otherwise, you will continue to receive a Notice and form of Proxy through the mail with instructions on how to access the Annual Report and Proxy Statements via the Internet.

Questions and Answers about the Annual Meeting and Voting

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of MMRGlobal, Inc., a Delaware corporation, (the "Board" or "Board of Directors"), of proxies to be voted at our Annual Meeting and at any adjournment or postponement thereof. As used in this Proxy Statement, unless otherwise indicated, the terms "we," "us," and "our" refer to MMRGlobal, Inc.

You are invited to attend the Annual Meeting on July 15, 2015, beginning at 10:30 a.m. Pacific Time. The Annual Meeting will be held at the MMRGlobal, Inc. corporate headquarters, located at 4401 Wilshire Boulevard, Los Angeles, California 90010.

Stockholders will be admitted to the Annual Meeting beginning at 10:00 a.m. Pacific Time.

We are mailing the Notice of Annual Meeting and Notice of Internet Availability of Proxy Materials on or about June 3, 2015.

How can I attend the Annual Meeting?

Stockholders must present a form of personal photo identification in order to be admitted to the Annual Meeting. If you hold your shares in street name, you also will need proof of ownership in order to be admitted to the Annual Meeting. A recent brokerage statement or a letter from your nominee are examples of acceptable proof of ownership.

Please note that no cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on the Record Date will be entitled to notice of and to vote on the matters presented at the Annual Meeting. At the close of business on May 22, 2015, we had 863,248,276 outstanding shares of our common stock. Each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, for those shares, to be the "stockholder of record." The Notice and proxy card documents for the Annual Meeting have been sent directly to you by Broadridge, our proxy services provider.

If you hold your shares in a stock brokerage account or by a bank or other holder of record, you are considered the "beneficial owner" of shares held in street name. A Notice and separate proxy card has been forwarded to you by your broker, bank or other holder of record who is considered, for those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in that mailing from your broker, bank or other holder of record.

How do I vote?

You may vote all of your shares using any of the following methods:

  By Mail

You can vote by mail using the proxy card that was separately mailed to you by us or by your broker, bank or other holder of record. Be sure to complete, sign and date the proxy card or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the person named on the proxy card will vote the shares represented by that proxy as recommended by our Board of Directors for all matters other than the election of directors.

If you are a stockholder of record, and the prepaid envelope is missing, please mail your completed proxy card to MMRGlobal, Inc., 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010.

  Via the Internet

You can vote by proxy over the Internet by following the instructions provided to you on the proxy card or in the Notice. Internet voting is available 24 hours a day, 7 days a week, and will be accessible until 11:59 p.m. Eastern Time on July 14, 2015 by visiting www.investorvote.com/MMRF and following the instructions. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the proxy card. If you vote by Internet, you do not need to return your proxy card.

  By Phone

You can vote by proxy over the Phone by following the instructions provided to you on the proxy card or in the Notice. Phone voting is available 24 hours a day, 7 days a week, and will be accessible until 11:59 p.m. Eastern Time on July 14, 2015 by dialing 1-800-652-VOTE (8683) and following the instructions.

  In Person at the Annual Meeting

All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person as your representative. If you are

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote in person at the Annual Meeting.

Your vote is important. You can save us the expense of a second mailing by voting promptly.

Who will count the vote?

Representatives from Computershare will tabulate the votes, and an employee of ours, appointed during the meeting, will act as the inspector of election.

What can I do if I change my mind after I vote my shares?

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. A proxy may be revoked by filing with us at our principal executive office, 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What shares are included on the proxy card?

If you are a stockholder of record you will receive only one proxy card for all the shares (including Restricted Shares) that you hold in certificate form and in book-entry form. If you are a beneficial owner, you will receive voting instructions, and information regarding the householding, or consolidation, of your vote, from your bank, broker or other holder of record.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., Pacific Time, at our principal executive office at 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010, by contacting Herlyn Crawford, at our offices.

What is a "quorum" at the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the Record Date will constitute a "quorum." Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting, who will determine whether or not a quorum is present. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present.

What happens if I do not give specific voting instructions?

Stockholders of Record

If you are a stockholder of record and you:

  indicate when voting on the Internet that you wish to vote as recommended by our Board of Directors; or
  sign and return a proxy card without giving specific voting instructions,

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

then the proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote."

Which ballot measures are considered "routine" or "non-routine"?

The election of directors (Proposal No. 1), is a matter considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal No. 1.

The ratification of the selection of Rose Snyder & Jacobs as our independent registered public accounting firm for the year ending December 31, 2015 (Proposal No. 2) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2.

What vote is required to approve each proposal?

Proposal No. 1: Election of Directors. The two nominees receiving the highest number of "FOR" votes of the shares entitled to be voted for them will be elected as directors to serve for a term of three (3) years or until their successors are duly elected and qualified. For Proposal No. 1, the inspector of elections appointed for the Annual Meeting will count the votes "FOR," and "AGAINST," or "WITHHELD." Votes that are voted "WITHHELD" and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting, but will have no effect and will not be counted towards the vote total for Proposal No. 1.

Proposal No. 2: Ratification of Independent Registered Public Accountants. Proposal No. 2 requires the affirmative vote of a majority of the outstanding shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 2. For Proposal No. 2, the inspector of elections appointed for the Annual Meeting will count the votes "FOR," "AGAINST," or "ABSTAIN." Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions have no effect and will not be counted towards the vote total for Proposal No. 2.

Could other matters be decided at the Annual Meeting?

As of the date this Proxy Statement went to print, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If you have returned your signed and completed proxy card and other matters are properly presented at the Annual Meeting for consideration, the designated proxy appointed by the Board of Directors (the person named in your proxy card if you are a stockholder of record) will have the discretion to vote on those matters for you.

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

Who will pay for the cost of this proxy solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, mailing and electronic distribution or hosting of this Proxy Statement, the proxy and any additional information furnished to stockholders. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to the beneficial owners of our common stock.

We may supplement our original solicitation of proxies by mail, telephone, telegram, email or personal solicitation by our directors, officers or other regular employees. We will not pay additional compensation to directors, officers or other regular employees for such services.

When is the deadline for stockholder proposals to be included in our 2016 Annual Meeting?

Pursuant to SEC Rule 14a-8, proposals that stockholders wish to include in our Proxy Statement and form of proxy for the Annual Meeting must be received by us at our principal executive office at 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010, no later than February 2, 2016 and must satisfy the conditions established by the SEC for such proposals. Pursuant to SEC Rule 14a-4, if we have not received notice by April 18, 2016 of any matter a stockholder intends to propose for a vote at the Annual Meeting, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the Proxy Statement soliciting such proxy and without such matter appearing as a separate item on the proxy card. Additionally, proposals that stockholders wish to present at the Annual Meeting (but not included in our related Proxy Statement and form of proxy) must be received by us at our principal executive office at 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010, not before March 17, 2016 and no later than April 18, 2016 and must satisfy the conditions for such proposals set forth in our Amended and Restated Bylaws. Stockholders are advised to review our Bylaws, which contain requirements with respect to advance notice of stockholder proposals and director nominations.

What is the process for stockholders to communicate with the Board of Directors?

We provide an informal process for stockholders to send communications to the Board of Directors. Stockholders who wish to contact the Board of Directors or any of its members may do so by writing to MMRGlobal, Inc. at 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010. Correspondence directed to an individual director is referred, unopened, to that member. Correspondence not directed to a particular director is referred, unopened, to the Chairman of the Board, who then bears the responsibility of providing copies of the correspondence to all directors, as he deems appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of May 22, 2015, the Record Date, as to shares of our common stock beneficially owned by: (1) each person known by us to own five percent or more of the outstanding shares of our common stock; (2) each of our named executive officers listed in the summary compensation table; (3) each of our directors; and (4) all of our named executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except as otherwise noted in the footnotes below, we believe, based upon information furnished to us, that each of the stockholders named in the tables have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws.

Shares of common stock subject to options, warrants and convertible notes exercisable or convertible within 60 days from May 22, 2015 are deemed outstanding for computing the ownership percentage of the person holding such options, warrants or notes, but are not deemed outstanding for computing the ownership percentage of any other person.

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

	Number of Shares of Common
Name and Address of Beneficial Owner (1)	Stock Beneficially Owned (2)	Percentage
Directors and Named Executive Officers
Robert H Lorsch (3)	152,135,309	16.4%
Bernie Stolar	27,077,894	3.1%
Titus Day (4)	20,429,971	2.4%
Jack Zwissig (5)	18,220,375	2.1%
Mike Finley	16,200,000	1.9%
Ivor Royston	13,010,558	1.5%
Ingrid Safranek	10,375,000	1.2%
Doug Helm (6)	8,875,624	1.0%

All Executive Officers and Directors as a group	266,324,731	29.6%
(7 People)

5% Stockholders
RHL Group (3)	88,636,555	9.7%
Robert H Lorsch (3)	63,498,754	7.2%
David Loftus	58,247,324	6.3%
Sherry Hackett	36,350,068	4.0%

(1)	The business address of each director and executive officer listed is c/o MMRGlobal, Inc., 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010.
(2)

This table is based upon information supplied by officers, directors, principal stockholders, and Schedules 13D and 13G filed with the SEC. Beneficial ownership is determined in accordance with the rules of the SEC. Applicable percentage ownership is based on 863,248,276 shares of common stock outstanding as of May 22, 2015. Shares of common stock subject to options, warrants and convertible notes exercisable or convertible within 60 days after May 22, 2015, are deemed outstanding for computing the ownership percentage of the person holding such options, warrants or notes, but are not deemed outstanding for computing the ownership percentage of any other person. Except as otherwise noted, we believe that each of the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws.

(3)

Consists of (i) 49,318,754 shares of common stock held directly by Mr. Lorsch and 37,454,892 shares of common stock held directly by The RHL Group, which is wholly owned and controlled by Mr. Lorsch, and Mr. Lorsch also has voting and/or investment power over such shares, (ii) fully vested warrants and/or options held by The RHL Group to purchase 51,181,663 shares of common stock, and (iii) fully vested option and/or warrants held by Mr. Lorsch to purchase 14,180,000 shares of common stock.

(4)	Mr. Day joined the Board on May 11, 2015.
(5)	Mr. Zwissig resigned on May 11, 2015.
(6)	Mr. Helm resigned on March 17, 2015.

We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees, including our principal executive officer and principal financial officer.  The Code of Business Conduct and Ethics is available in the "Corporate Governance" section under "Investor Relations" on our website at www.MMRGlobal.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

Our Board of Directors adopted a related party transaction policy, under which all related party transactions shall be presented to the disinterested directors of the Board for review and approval in advance of such transactions. If it is not feasible to obtain advance approval of a related party transaction, such transaction shall be subject to the ratification of the disinterested directors of the Board, and we may enter into such transaction prior to obtaining the approval of the disinterested directors only if the terms of such transaction allow it to be rescinded at no cost to us in the event it is not ratified by the disinterested directors of the Board.

Other than the agreements and other arrangements set forth below, since January 1, 2014, there have not been any transactions or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Our Chairman and Chief Executive Officer, Robert H. Lorsch, is also the Chief Executive Officer of The RHL Group, Inc. and has full voting power over all of the capital stock of The RHL Group, Inc. Mr. Lorsch directly and indirectly through The RHL Group, Inc., beneficially owns approximately 16% our total outstanding voting stock. The RHL Group, Inc. has loaned us money pursuant to the Tenth Amended Note and any predecessor notes. See Note 3 - Related Party Note Payable above.

The RHL Group is an investment holding company which provides consulting, operational and technical services to us, which we refer to as the RHL Services. As part of the RHL Services, the RHL Group provides us with unrestricted access to its internal business and relationship contact database of more than 10,000 persons and entities, which includes clients of the RHL Group and other individuals which may hold value to us. The RHL Group also provides infrastructure support to us, including allowing us unlimited access to its facilities, equipment, and data, information management and server systems. In addition to allowing us the use of its office support personnel, the RHL Group has also consented to allow us to utilize the full-time services of Mr. Lorsch as our President, Chairman and Chief Executive Officer, which requires substantial time and energy away from his required duties as The RHL Group's Chairman and Chief Executive Officer. In addition, The RHL Group has made its President, Kira Reed, available as our spokesperson. Ms. Reed, who is Mr. Lorsch's spouse, also manages our social networking activities.

In consideration for the above, The RHL Group, Inc. has a consulting arrangement with us. A copy of the consulting agreement is filed as an Exhibit in our current report on Form 8-K filed with the SEC on May 4, 2009 and is hereby incorporated by reference.

We incurred $50,000 each year during the years ended December 31, 2014 and 2013, toward marketing consulting services from Bernard Stolar, a director. We included $174,273 and $109,756 in related party payables as of December 31, 2014, and 2013, respectively, in connection with these services.

We have a consulting agreement with Titus Day, a director, which calls for compensation on any licensing revenues generated directly or indirectly in Australia. We have not incurred any expenses related to this consulting agreement.

We contract with a significant vendor for the development and maintenance of the software applications necessary to run our MyMedicalRecords PHR, MyEsafeDepositBox MyMedicalRecords Pro products and our Android and IOS Web applications. Our outside developer supports our software development needs through a team of software engineers, programmers, quality control personnel and testers, who work with our internal product development team on all aspects of application development, design, integration and support of our products. This vendor is also a stockholder. For the year ended December 31, 2014 and 2013, the total expenses relating to this stockholder amounted to $120,000 and $120,000, respectively. In addition, we capitalized $107,050 of software development

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

costs for the year ended December 31, 2014. As of December 31, 2014 and 2013, the total amounts due to the stockholder and included in related party payables amounted to $10,000 and $396,800, respectively.

On September 15, 2009, we entered into a five year agreement with E-Mail Frequency, LLC and David Loftus, Managing Partner of E-Mail Frequency, LLC, a significant stockholder of the Company. We licensed an existing 80 million person direct marketing database (the "Database") of street addresses, cellular phone numbers, e-mail addresses and other comprehensive data with E-Mail Frequency. The agreement allows us to market, through the use of the Database, our MyMedicalRecords PHR, MyEsafeDepositBox virtual vault, and MMRPro document management system to physicians and their patients. Under the terms of the Agreement, we paid $250,000 to David Loftus as a one-time consulting fee in the form of 2,777,778 shares of our common stock. We recorded the $250,000 one-time licensee fee as a prepaid consulting fee. Amortization expense for the years ended December 31, 2014 and 2013 was $50,000 per year. In addition, we incurred a total of $0 and $15,020 during the years ended December 31, 2014 and 2013, respectively, toward convertible notes interest to Mr. Loftus. We included in related party payables at December 31, 2014 and December 31, 2013 of $64,615 and $64,615, respectively, in respect to these services. Furthermore, Mr. Loftus has been a value-added-reseller of MMRPro systems. We recognized $0 and $18,421 in revenue from E-Mail Frequency for the sale of MMRPro systems, during 2014 and 2013, respectively. On July 19, 2012, we entered into a 6% Convertible Promissory Note with Mr. Loftus for a principal amount of $157,422 and warrants to purchase our common stock. Effective September 1, 2011, we signed an Amendment to the Agreement dated September 15, 2009 to provide licensor a non- exclusive right to target, market and exploit the Employee Benefits market.

Director Independence

Our Board of Directors has determined that each of the following directors would be deemed "independent" under applicable NASDAQ Stock Market LLC rules: Messrs. Finley and Royston. Mr. Lorsch, the Chairman of our Board of Directors and our Chief Executive Officer would not be deemed independent. Messrs. Stolar, and Finley are members of our Compensation Committee and Mr. Finley is the Chairman of our Compensation Committee. Messrs. Finley and Day are members of our Nominating and Corporate Governance Committee. Messrs. Stolar, Royston, Day and Finley are members of our Audit Committee, but would not be deemed to be independent under the more stringent independence requirements for Audit Committee members set forth in NASDAQ Listing Rule 5605(2). Mr. Stolar is Chairman of the Audit Committee.

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors is divided into three classes, with each class serving a staggered three-year term. Our current directors and corresponding terms are as follows:

Director	Class	Expiration of Term	Director Term	Committee Membership
Mike Finley	Class III	2015 Annual Meeting	2011 to Present	Audit, Compensation & Nomination and Corporate Governance Committee
Bernard Stolar	Class III	2015 Annual Meeting	2005 to Present	Audit, Compensation and Executive Committee
Titus Day	Class I	2016 Annual Meeting	2015 to Present	Audit & Nomination and Corporate Governance Committee
Robert H. Lorsch	Class II	2017 Annual Meeting	2005 to Present	Executive Committee
Ivor Royston	Class II	2017 Annual Meeting	2013 to Present	Audit & Executive Committee

As previously discussed, our stockholders will be voting on the election of two (2) Class III directors. The nominees up for election as Class III directors are Messrs. Finley and Stolar. The Class III directors to be elected will hold office until the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified, or until such director's earlier death, resignation or removal. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Messrs. Finley and Stolar. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Messrs. Finley and Stolar have agreed to serve as Class III directors if elected, and the Board has no reason to believe they will be unable to serve.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. The nominees receiving the highest number of votes of shares entitled to vote, up to the number of directors to be elected, will be elected.

The names of the nominee and our current directors with unexpired terms, their ages as of the Record Date, and certain information about them is stated below:

Name	Age	Principal Occupation	Position
Robert H. Lorsch	65	Chief Executive Officer of MMRGlobal, Inc.	Chairman of the Board, President and Chief Executive Officer
Titus Day	42	Managing Director of 6 Degrees Group	Director, Audit Committee and Nomination and Corporate Governance Committee
Mike Finley	54	Vice President, Global Carrier and Distribution Business Development of Qualcomm	Director, Compensation Committee Chair, Nomination and Corporate Governance, and Audit Committee
Bernard Stolar	68	Consultant to the video games industry and a marketing and strategic planning advisor for MMR	Director, Audit Committee Chair, Compensation Committee and Executive Committee
Ivor Royston	70	Founding Managing Member of Forward Ventures	Director, Audit Committee and Executive Committee

Robert H. Lorsch, Chairman of the Board; Chief Executive Officer. Mr. Lorsch has served as the Chairman and Chief Executive Officer of the Company since 2005. He is also Chairman and Chief Executive Officer of The RHL Group, Inc., a private equity and business management consulting firm Mr. Lorsch formed in April 1998. In 1994, he co-founded SmarTalk TeleServices, Inc. ("SmarTalk"), leading the company through a successful public offering in 1996 and building it into one of the largest providers of prepaid telecommunications products and services. Mr. Lorsch served as its Chairman and Chief Executive Officer until January 1998, when he left the company to remain in Los Angeles while SmarTalk moved its headquarters to Dublin, Ohio. In 1986, Mr. Lorsch founded Lorsch Creative Network, a full-service advertising and sales promotion agency that did marketing, advertising and sales

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

promotion programs for nationally and internationally recognized clients, including the ABC, CBS and NBC television networks, Marvel Entertainment, Procter & Gamble, Johnson & Johnson, McDonald's Corporation and Northrop Grumman, among many others. In 1998, the Lorsch Creative Network became The RHL Group, Inc. (www.rhlgroup.com).  Mr. Lorsch spent more than 30 years as a Member of the Board of Trustees for the California Science Center, where the Robert H. Lorsch Family Pavilion stands as a gateway to the world-class Science Center. He also served a four-year term on the Science Center and Exposition Park Board of Directors, appointed by then California Governor Gray Davis. He also served a concurrent term as a member of the Los Angeles Memorial Coliseum Commission. Mr. Lorsch was also a National Vice President of the Muscular Dystrophy Association; and he also previously served as a member of the Gaming Policy Advisory Committee of the California Gambling Control Commission.

Mr. Lorsch's current philanthropic activities include serving as a member of the Board of Governors for Cedars-Sinai Medical Center, and, since 1998, as a member of the Board of Directors of D.A.R.E. America. In 2012 and 2014, he with his wife Kira served as Co-Chairs of The Thalians annual fundraising galas benefiting the mental health and wellness programs for America's wounded military and their families served by UCLA Health System's Operation Mend. Mr. Lorsch has received numerous honors and awards, including D.A.R.E. America's "Future of America Award," the Muscular Dystrophy Association's "Humanitarian of the Year Award," amongst others. Mr. Lorsch was also awarded the Private Sector Initiatives Citation, or C-Flag, from the White House during the Reagan Administration for his commitment to raising millions of dollars for financing state and local earthquake preparedness education. Mr. Lorsch continues to serve as Chairman of the Board of MMR and acts as its Chief Executive Officer.

We believe that Mr. Lorsch's qualifications to continue to serve on our Board of Directors include his 40 years of experience as the chief executive officer of numerous companies he founded, his knowledge of business management, his experience as a member of numerous organizational committees, and his position as our current Chief Executive Officer.

Titus Day, Director. Mr. Day is Managing Director of 6 Degrees Group (http://www.6degreesmanagement.com.au/), a company based in Sydney, Australia which he founded in 2009 to offer exclusive services and expertise to its clients in the fields of television, radio, print, media, music, sports, licensing, publishing and crisis management. Mr. Day also acts as an agent for MMR by assisting the Company in its licensing efforts in Australia. For over 20 years, he has worked as a talent manager, agent and commercial lawyer both in Australia and the United States. His experience includes working with some of Australia's best known names and personalities as a Client Management Executive at 22 Management. He also worked as in-house Legal Counsel at IMG, a global leader in sports and media operating in over 25 countries, and at Atlantic Talent Management in Los Angeles. In addition to being a director of 6 Degrees Management Pty. Ltd., Mr. Day serves as a director of Nexdius Pty. Ltd., and is a director of The Sebastian Foundation, a charitable organization based in Sydney. Titus Day received his Bachelor of Laws from the University of Sydney Australia (LPAB) and was admitted as a Legal Practitioner by the Supreme Court of New South Wales on December 14, 2001. He has worked as a solicitor in commercial practice as well as a booking agent at TPA.

We believe that Mr. Day's qualifications to continue to serve on our Board of Directors include his knowledge of marketing and management, and his international business background.

Mike Finley, Director. Mr. Finley is a respected leader in the telecommunications industry long- recognized for creating and growing businesses. He currently serves as President, North America for Qualcomm. Previously, he was President of the West Region for Sprint Nextel from 2006 to 2008 and a Senior Vice President of Sprint Corporation. He joined Nextel in 2002 as Area Vice President of Southern California and was promoted following the Sprint Nextel merger to Senior Vice President of General Business for the U.S. Prior to joining Nextel, Mr. Finley was a Senior Vice President of Wingcast, a joint venture between Ford Motor Company and Qualcomm which developed telematic products for Ford vehicles. From 1993 to 2001, Mr. Finley served as President of Verizon Wireless in Southern California, Vice President and General Manager in Sacramento and was Vice President of Sales in Ohio for Airtouch Cellular.  Prior to joining Airtouch, he held positions with Cellular One and McCaw Cellular. He began his career in communications in 1985 as a co-founder of Celluland, a national franchise

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

which created an alternative distribution approach in advance of consumer marketing of wireless products. Mr. Finley is a graduate of Creighton University with a BSBA in Marketing and the General Manager Program in Executive Education at Harvard Business School. He currently serves as a Board Member of the Los Angeles Sports and Entertainment Commission, Member of the Region 1 Homeland Security Advisory Council, and Member of the Creighton University Hall of Fame.  Mr. Finley also served as a Member of the Board of Advisors of the Company, which he vacated upon joining the Company's Board of Directors.

We believe that Mr. Finley's qualifications to continue to serve on our Board of Directors include his vast expertise in the telecommunications industry with specific marketing expertise in the mobile technology sector and his experience in senior management positions at large corporations.

Bernard Stolar, Director. Mr. Stolar currently serves on the Board of Directors of Worlds.com, a Public Company, as a consultant to the video games industry, and as Chief Operating Officer of Smart Toy and Technology Developer Elemental Path. Mr. Stolar also acts as a marketing and strategic planning advisor for our wholly-owned subsidiary, MyMedicalRecords, Inc. From February 2007 to September 2008, Mr. Stolar served as Games Industry Evangelist for Google, Inc., where his responsibilities included building in-game advertising. From February 2006 until its purchase by Google, Inc. in February 2007, Mr. Stolar was the Chairman of the Board of Adscape Media. Prior to this, from January 2002 to November 2002, Mr. Stolar was President and Chief Operating Officer of BAM! Entertainment, where he helped transform the company from a content provider for hand-held electronics into a developer and marketer of interactive entertainment for next generation video game consoles. From January 2000 until the division was sold in April 2001, Mr. Stolar served as President of Mattel Interactive, where he was responsible for all of Mattel's software, on-line and computer-enhanced toys. Mr. Stolar also served as President and Chief Operating Officer of Sega of America, Inc. from June 1996 to October 1999 and as an Executive Vice President with Sony Computer Entertainment of America from 1994 to June 1996.

We believe that Mr. Stolar's qualifications to continue to serve on our Board of Directors include his marketing and strategic planning experience, his experience as chairman of the board of Adscape Media, and his experience as president and chief operating officer of various companies.

Ivor Royston, Director. Dr. Royston is a Founding Managing Member of Forward Ventures. From 1990-2000, he served as the founding President and CEO of the non-profit Sidney Kimmel Cancer Center. From 1978 to 1990, he was on the faculty of the medical school and cancer center at the University of California, San Diego. In 1978, Dr. Royston was a co-founder of Hybritech, Inc., San Diego's first biotechnology company; and in 1986, he co-founded IDEC Corporation, which merged with Biogen to form Biogen Idec. Dr. Royston serve on ds of HemaQuest Pharmaceuticals, Inc., Biocept, Inc., and Syndax Pharmaceuticals, Inc. He formerly served on the board of directors of LigoCyte Pharmaceuticals, Inc. before its acquisition last year by Takeda Pharmaceutical Company Limited. Dr. Royston has been instrumental in the formation, financing, and development of numerous biotechnology companies, including: Applied Molecular Evolution (acquired by Eli Lilly); Corixa (acquired by GlaxoSmithKline); Dynavax; Morphotek (acquired by Eisai); Sequana Therapeutics (acquired by Celera); TargeGen (acquired by Sanofi); and Triangle Pharmaceuticals (acquired by Gilead). Dr. Royston received his B.A. (1967) and M.D. (1970) degrees from Johns Hopkins University and completed post-doctoral training in internal medicine and medical oncology at Stanford University. In 1997, President Clinton appointed Dr. Royston to a six-year term on the National Cancer Advisory Board.  In 2006, Dr. Royston was inducted into the San Diego Entrepreneur Hall of Fame.

We believe that Dr. Royston's qualifications to serve on our Board of Directors are invaluable to us based on his 35 years of experience as a leader in the biotechnology industry since its inception and, in particular, his more than 12 years of knowledge and experience pertaining to our biotech assets because he served on the Board of Directors of Favrille, Inc. prior to its merger with us in 2009. Dr. Royston's expertise spans the market for our patents, antibody assets and patient samples augmented by his experience as an oncologist, immunologist, venture capitalist and a director of numerous biotech companies, as well as his position as a Founding Managing Member of Forward Ventures.

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

Family Relationships

There are no family relationships between any director or executive officer and any other director or executive officer.

Legal Proceedings

To our knowledge, there have not been any material proceedings to which any of our directors, officers, or 5% or more beneficial owners of our common stock is a party adverse to us or has a material interest adverse to us.

Required Vote

If a quorum is present and voting, the nominees for Class III directors who receive the most FOR votes (among votes properly cast in person or by proxy) will be elected to the Board.  Shares withheld or not voted will not be counted as votes cast, although they will be counted for purposes of determining whether there was a quorum.  Broker non-votes will not be taken into account in determining the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
BERNARD STOLAR AND MIKE FINLEY AS CLASS III DIRECTORS

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

PROPOSAL 2

RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Rose, Snyder & Jacobs, our independent registered public accounting firm for the fiscal year ended December 31, 2014, was recommended by the Audit Committee, and approved by the Board, to act in such capacity for the fiscal year ending December 31, 2015, subject to ratification by the stockholders.

The Audit Committee has directed that management submit the selection of this independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Rose, Snyder & Jacobs are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Stockholder ratification of the selection of Rose, Snyder & Jacobs as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the selection of Rose, Snyder & Jacobs to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

Required Vote

The affirmative vote of the holders of a majority of the voting power represented by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Rose, Snyder & Jacobs. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ROSE, SNYDER
& JACOBS AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

CORPORATE GOVERNANCE OF MMRGLOBAL, INC.

Corporate Governance Principles

We are committed to maintaining the highest standards of business conduct and corporate governance. We have adopted a Code of Business Conduct and Ethics for our directors, officers and employees. Our Certificate of Incorporation, Bylaws and the Board of Directors committee charters provide additional framework for our corporate governance principles.

Our business, property and affairs are managed under the direction of the Board of Directors. The Board of Directors selects the senior management team, which is charged with the day-to-day operations of our business. Members of the Board of Directors are kept informed of our business through discussions with the Chief Executive Officer, other senior officers and our counsel, by reviewing materials requested by them or otherwise provided to them and by participating in meetings of the Board of Directors and its committees. Having selected the senior management team, the Board of Directors acts as an advisor and counselor to senior management, monitors its performance and proposes or makes changes to the senior management team when it deems necessary or appropriate.

Board Leadership Structure and Role in Risk Oversight

Robert H. Lorsch holds the positions of our Chairman and Chief Executive Officer. He has held these positions since 2005, during which time he has served us well. We believe that it is in the best interests of our stockholders to have Mr. Lorsch serve as Chairman of the Board. Mr. Lorsch's combined role as Chairman and Chief Executive Officer allows for a clear focus for the chain of command to execute our strategic plan. Pursuant to our Bylaws, our Board of Directors determines how our powers shall be exercised and how our business shall be conducted. Thus, our Board of Directors has the necessary flexibility to determine whether the positions of Chairman and Chief Executive Officer should be held by the same person or by separate persons, based on our leadership needs. Moreover, four of our five directors are deemed independent according to the NASDAQ Listing Rules. The independent directors and Mr. Lorsch effectively oversee our management. Accordingly, we do not find it necessary to require our Chairman to be an independent director.

Our management is responsible for risk management on a day-to-day basis. Our Board of Directors oversees the risk management activities of management directly and through its committees by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices.

Board of Directors and Committee Meetings

The Board of Directors held 7 meetings during the year ended December 31, 2014. The Audit Committee held 4 meetings during the year ended December 31, 2014, the Nominating and Corporate Governance Committee did not meet during the year ended December 31, 2014 and the Compensation Committee did not hold any meetings during the year ended December 31, 2014, however, any compensation matters were discussed at the full Board during the year. Each of the directors attended at least 75% of the aggregate number of meetings of both the Board and the committees on which he served during the period for which he was a director or committee member, respectively.

The Board of Directors has not adopted a formal policy on members' attendance at our Annual Meeting, although all members of the Board of Directors are invited to attend. All our directors attended last year's Annual Meeting.

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

Committees of the Board of Directors

Audit Committee and Audit Committee Financial Expert

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee our corporate accounting and financial reporting processes and audits of our consolidated financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on our audit team as required by law; reviews and approves or rejects transactions between the company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the company's annual audited consolidated financial statements and quarterly consolidated financial statements with management and the independent auditors, including reviewing our disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

As of the date hereof, the members of the Audit Committee are Messrs. Finley, Stolar, Day, and Royston. The Audit Committee has adopted a written charter that is available to stockholders from the "Investor Relations" page on our website at www.mmrglobal.com.

Although the Company is traded on the OTC Pink Sheets, the Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis. In light of compensation received for consulting services, our Board of Directors has determined that two of the current members of our Audit Committee are not independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). Further, our Board of Directors has determined that, notwithstanding the experience and education of our Audit Committee members, we do not have an "audit committee financial expert," as defined in applicable SEC rules. Given the size of our company and the familiarity of the Audit Committee members with our company, we believe it is not necessary to have such an expert at this time.

Report of the Audit Committee of the Board of Directors

The material in this report is not "soliciting material," is not deemed "filed" with the Commission, and is not to be incorporated by reference into any filing of ours under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2014 with management. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent registered public accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and has discussed with the independent registered public accountants the independent registered public accountant's independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

            Mike Finley             Ivor Royston             Bernard Stolar

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders from the "Investor Relations" page on our website at www.MMRGlobal.com. The Nominating and Corporate Governance Committee is responsible for (i) the identification of qualified candidates to become members of the Board of Directors, (ii) the selection of candidates for recommendation to the Board of Directors as nominees for election as directors at the next annual meeting of stockholders, (iii) the selection of candidates for recommendation to the Board of Directors to fill any vacancies on the Board of Directors, (iv) the selection of a candidate for recommendation to the Board of Directors as the chairman of the Board, (v) making recommendations to the Board of Directors regarding the staffing of Board committees and the chairman of each committee; and (vi) analyzing and making recommendations to the Board of Directors regarding corporate governance matters applicable to us. The Nominating and Corporate Governance Committee is composed of two non-employee directors: Messrs. Day and Finley.

Although we are traded on OTC Pink Sheets, the Board of Directors reviews the NASDAQ Listing Rules' definition of independence for the Nominating and Corporate Governance Committee members on an annual basis. Each member of the Nominating and Corporate Governance Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing rules).

The Nominating and Corporate Governance Committee identifies director nominees through a combination of referrals, including by stockholders, existing members of the Board of Directors and management, and direct solicitations, where warranted. Once a candidate has been identified, the Nominating and Corporate Governance Committee reviews the individual's experience and background, and may discuss the proposed nominee with the source of the recommendation. The Nominating and Corporate Governance Committee usually believes it to be appropriate for committee members to interview the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire Board of Directors to stand for election to the Board.

We have adopted a formal process by which stockholders may recommend nominees to our Board. This information is available in the Corporate Governance section under "Investor Relations" on our website at www.MMRGlobal.com.

Among the factors that the Nominating and Corporate Governance Committee considers when evaluating proposed nominees are: their understanding of, and commitment to, the interests of stockholders; their independence; their experience and involvement in the successful creation of stockholder value; their experience in the information technology, medical technology and broader healthcare industry; their knowledge of and experience in business matters, accounting, finance, capital markets and mergers and acquisitions; and a demonstrated commitment to good corporate citizenship. There are no stated minimum criteria for director nominees, and the Nominating and Corporate Governance Committee may consider other factors including the appropriate size of the Board of Directors and the overall mix of professional experience of the members of the Board. The Nominating and Corporate Governance Committee may request references and additional information from the candidate prior to reaching a conclusion. The Nominating and Corporate Governance Committee is under no obligation to formally respond to recommendations, although as a matter of practice, every effort is made to do so.

The Nominating and Corporate Governance Committee believes that differences in background, professional experience, education, skill and viewpoint enhance the Board of Directors' performance. Thus, the Nominating and Corporate Governance Committee considers such diversity in selecting, evaluating and recommending proposed nominees. However, neither the Nominating and Corporate Governance Committee nor the Board of Directors has implemented a formal policy with respect to the consideration of diversity for the composition of the Board of Directors.

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

Executive Committee

We have a separately designated standing Executive Committee of the Board of Directors. The Executive Committee may exercise the authority of the Board between Board meetings, except to the extent that the Board has delegated authority to another committee or to other persons, and except as limited by applicable law. Actions of the Executive Committee are then reviewed and ratified by the full Board at the next Board of Directors meeting.

Compensation Committee

The Compensation Committee has adopted a written charter that is available to stockholders on the "Investor Relations" page on our website at www.MMRGlobal.com. The Compensation Committee is responsible for (i) recommending the type and level of compensation for our officers, (ii) managing our equity incentive plans, and (iii) approving grants under our equity incentive plans to our non-executive officers and employees. The Compensation Committee is currently composed of two non-employee directors: Messrs. Finley and Stolar and Mr. Finley serves as Chairman. Each member of the Compensation Committee is "independent" as that concept is defined under the NASDAQ Listing Rules.

The Compensation Committee meets on a regular basis throughout the year to review the compensation provided to our executive officers and directors. At each meeting, the Compensation Committee reviews our performance of, our cash position, and the quantity and quality of services rendered by our executive officers and directors.

At the end of the year, or at such other time as deemed appropriate, the Compensation Committee meets to discuss and evaluate the annual performance of each of the executive officers and of the members of the Board of Directors. At this meeting, the Compensation Committee receives the input of our Chairman and Chief Executive Officer in conducting its evaluations, including recommendations for base salaries, and stock option grants for officers and directors. The Compensation Committee then exercises its own independent judgment, away from our Chairman and Chief Executive Officer, and creates its own recommendations for compensation, which may or may not include the recommendations provided by our Chairman and Chief Executive Officer. The Compensation Committee does not delegate its recommendation authority to any other committee or subcommittee.

The Compensation Committee subsequently presents its recommendations to the Board of Directors, who then reviews the recommendations. Following its review of the Compensation Committee's recommendations, the Board of Directors finalizes the compensation recommendations for officers and directors, and then approves those recommendations. Neither the Compensation Committee nor the Board of Directors utilizes the services of a compensation consultant.

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

The following table sets forth certain information with respect to the compensation paid to our non-employee directors for the following fiscal years:

		Fees		Option			Stock		Other
Name	Year	Earned (1)		Grant (2)			Grant (2)		Compensation (3)		Totals

Titus Day (*)	2014	$-		$-			$-		$-		$-
	2013	$-		$-			$-		$-		$-

Mike Finley	2014	$16,000	(4)	$-		$			$-		$16,000
	2013	$17,000	(4)	$-			$80,000	(5)	$-		$97,000

Douglas Helm (**)	2014	$21,000	(6)	$-			$-		$6,200	(7)	$27,200
	2013	$19,000	(6)	$-			$80,000	(5)	$-		$99,000

Ivor Royston (*)	2014	$16,500	(8)	$-			$-		$-		$16,500
	2013	$8,500	(8)	$84,000	(9)		$80,000	(5)	$-		$172,500

Bernard Stolar	2014	$22,500	(10)	$-			$-		$50,000	(10)	$72,500
	2013	$20,500	(10)	$-			$80,000	(5)	$50,000	(10)	$150,500

Jack Zwissig (**)	2014	$19,000	(11)	$-			$-		$-		$19,000
	2013	$16,000	(11)	$-			$80,000	(5)	$-		$96,000

(1)

Amounts represented director fees earned for the respective years 2014 and 2013. Unpaid balances are reflected as a component of related party payables in the consolidated balance sheet as of December 31, 2014.

(2)

Option and stock awards above are disclosed at their aggregate grant date fair values as calculated under FASB ASC 718 (formerly SFAS 123(R)). Assumptions made for the purpose of computing these amounts are discussed in Note 2 of the Notes to the Consolidated Financial Statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2014.

(3)	Other compensation represents additional fees earned by each respective director for consulting services performed.
(4)	Mr. Finley earned $16,000 and $17,000 respectively for 2014 and 2013. These amounts remained unpaid as of 12/31/2014.
(5)

On May 10, 2013, the Directors were each granted 500,000 shares of common stock at $0.06 per share as an incentive. The grant date fair value of these options, based on the market closing price of $0.05 per share, amounted to $25,000 each. On January 10, 2014, when the shares vested, they had a market value of $17,000 based on the closing price of $0.034 per share. On December 31, 2013, the Directors were each granted 1,000,000 shares of common stock at $0.05 per share as an incentive. The grant date fair value of these options, based on the market closing price of $0.036 per share, amounted to $36,000 each. On January 1, 2015, when the shares vested, they had a market value of $14,000 based on the closing price of $0.014 per share.

(6)	Mr. Helm earned $21,000 and $19,000 respectively for 2014 and 2013. These amounts remained unpaid as of 12/31/2014.
(7)	Mr. Helm earned $6,200 in consulting fees during 2014.
(8)	Mr. Royston earned $16,500 and $8,500 respectively for 2014 and 2013. These amounts remained unpaid as of 12/31/2014.

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

(9)

On May 28, 2013, Mr. Royston was granted 1,050,000 stock options to purchase shares of our common stock with an exercise price of $0.08 per share. The grant date fair value for these options, based on the market closing price of $0.065 on May 28, 2013 amounted to $68,250.

(10)	Mr. Stolar earned $22,500 and $20,500 respectively for 2014 and 2013 for Director Fees and $50,000 per year for consulting fees. These amounts remained unpaid as of 12/31/2014.
(11)	Mr. Zwissig earned $19,000 and $16,000 respectively for 2014 and 2013. These amounts remained unpaid as of 12/31/2014.
(*)	Mr Day joined the Board on May 11, 2015 and Mr. Royston joined the Board on May 27, 2013.
(**)	Mr. Helm resigned on March 17, 2015 and Mr. Zwissig resigned on May 11, 2015.

Narrative to Director Compensation Table

Since January 2009, our Board has paid fees to non-employee directors as follows: an annual fee of $12,000, plus an additional annual fee of $5,000 for the Chairman of the Audit Committee, and an additional annual fee of $4,000 for the Chairmen of our Compensation and Nominating and Corporate Governance Committees. Non- employee directors receive $1,000 for in-person attendance at non-telephonic meetings, and $500 for telephonic participation in both in-person and telephonic meetings. Our non-employee directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board and for other expenses reasonably incurred in their capacity as directors. We do not compensate our employee director, Mr. Lorsch, for serving as director on our Board. Our full Board will consider further changes upon the recommendation of the Compensation Committee when appropriate.

Executive Compensation

2013 Results of our Stockholder Vote on Executive Compensation

At our annual meeting of stockholders held in July 2013, more than 90% of the votes cast on the say-on-pay proposal were voted in favor of the proposal supporting our named executive officer's compensation. Our Compensation Committee believes this affirms our stockholders' support of our approach to executive compensation, which we believe has contributed greatly to our operations. Our Compensation Committee continues to monitor and consider the results of such votes in its analysis of our executive compensation programs. Additionally, our general approach with respect to executive compensation for 2014 was substantially similar to the approach taken for 2013.

In addition, our stockholders requested that we seek future stockholder advisory votes on our named executive officers' compensation one every three years; our next vote will be during our annual meeting in the summer of 2016.

P>Summary Compensation Table

The following table summarizes the compensation earned by each of our "named executive officers" for the past two fiscal years, determined on the basis of rules adopted by the SEC relating to "smaller reporting companies."

									All
						Stock		Option	Other
Name	Year	Salary		Bonus		Award (1)		Award (1)	Compensation		Totals

Robert Lorsch	2014	$248,000	(2)	$-		$-		$-	$68,461	(5)	$316,461
Chief Executive Officer	2013	$287,869	(2)	$100,000	(3)	$125,000	(4)	$-	$68,461	(5)	$581,330

Ingrid Safranek	2014	$206,667	(6)	$-		$-		$-	$-		$206,667
Chief Financial Officer	2013	$191,500	(7)	$100,000	(3)	$125,000	(4)	$-	$-		$416,500

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

(1)

Option and stock awards above are disclosed at their aggregate grant date fair values as calculated under FASB ASC 718 (formerly SFAS 123(R)). Assumptions made for the purpose of computing these amounts are discussed in Note 2 of the Notes to the Consolidated Financial Statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2014.

(2)

Mr. Lorsch earned $248,000 in salary during 2014 and $287,869 during 2013. Included in the 2013 amount were $232,046 for 2013 salary and $55,823 related to retroactive salary increases of 5% per year for 2010, 2011, and 2012 as called for by his employment agreement, and which had not been previously booked. As of December 31, 2014, $280,155 remained unpaid.

(3)

On May 10, 2013, the Board of Directors reviewed Mr. Lorsch and Ms. Safranek's employment agreements which called for annual bonus and stock option grants as determined by the Board in its sole discretion. The Board then approved an annual bonus of $100,000 for each. As of the date of this report, those amounts remain unpaid.

(4)

On May 10, 2013, Mr. Lorsch and Ms. Safranek were each granted 1,250,000 shares of common stock at $0.06 per share as an incentive for a book value of $75,000. The fair value of these options, based on the market closing price of $0.05 per share, amounted to $62,500 each on the grant date. On January 10, 2014, when the shares vested, they had a market value of $42,500 based on the closing price of $0.034 per share. On December 31, 2013, Mr. Lorsch and Ms. Safranek were each granted 1,000,000 shares of common stock at $0.05 per share as an incentive for a book value of $50,000. The fair value of these options, based on the market closing price of $0.036 per share, amounted to $36,000 each on the grant date. On January 1, 2015, when the shares vested, they had a market value of $14,000 based on the closing price of $0.014 per share.

(5)

During the years ended December 31, 2014 and December 31, 2013, Other Compensation to Mr. Lorsch included $36,000 of auto allowance and $32,461 paid by the Company on behalf of Mr. Lorsch for a life insurance policy under which MMR is a 50% beneficiary. As of December 31, 2014, $36,000 of the Auto Allowance portion remained unpaid.

(6)

During 2014, Ms. Safranek earned $206,667 in salary per her employment agreement with the Company. Of that amount, $128,167 was paid in cash during the year, and $78,500 remained unpaid as of December 31, 2014, which is included in deferred salaries.

(7)

During 2013, Ms. Safranek earned $191,500 in salary per her employment agreement with the Company. On May 10, 2013, the Board reviewed Ms. Safranek's employement agreement, which called for an annual increase of 5%, and noting that such increases had not been previously booked, authorized a salary increase effective 5/16/2013 to $200,000 per year. The salary earned in 2013 includes $11,500 salary adjustment due to the aforementioned salary increase. Of that amount, $115,000 was paid in cash during the year, and $71,500 remained unpaid as of December 31, 2014, which is included in deferred salaries.

Narrative to Summary Compensation Table

Employment Agreements

We have employment agreements with our Chairman, President and Chief Executive Officer, Robert H. Lorsch, and our Vice President of Finance and Chief Financial Officer, Ingrid Safranek. Under each employment agreement, the executive officers receive a base salary, subject to annual increases as determined by the board of directors, certain benefits as set forth in the employment agreements, and an annual bonus at the discretion of the board of directors.

On January 29, 2009 we entered into an employment agreement with our Chairman, President and Chief Executive Officer, Robert H. Lorsch, with an initial term ending on December 31, 2011, subject to successive automatic extension unless we or Mr. Lorsch elect not to extend. Under the terms of his agreement, Mr. Lorsch shall serve as both our President and Chief Executive Officer and President and Chief Executive Officer of our wholly-owned subsidiary, MMR. The agreement provides for a base salary of $15,000 per month, subject to an upward increase of no less than 5% per year and with an annual bonus and stock option grants in such amounts, if any, as the Board of Directors may determine in its sole discretion. Mr. Lorsch receives a monthly auto allowance, reimbursement of certain life insurance premiums, and reimbursement for certain other insurance coverage, and is entitled to participate in benefits generally made to our senior executives.

On December 28, 2011, the Board of Directors agreed to renew Mr. Lorsch's employment agreement effective January 1, 2012 for an additional three year term ending on December 31, 2014. The term of the Renewal expires on December 31, 2014, but may be extended automatically for successive additional one-year periods at the expiration of the then-current term unless written notice of non-extension is provided to Mr. Lorsch with at least 90 days prior notice to the expiration of such term. On May 13, 2013, the Board of Directors approved a salary increase for Mr. Lorsch to $20,000 per month effective May 16, 2013. In addition, on December 31, 2013, the Board of Directors agreed to extend Mr. Lorsch's employment term to December 31, 2015 under the same terms. Mr. Lorsch's current annual base salary will remain unchanged, and authorized a one-time catch up accrual for the minimum 5% annual

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

increase as called under the agreement which had not been previously booked, with the understanding that, as in the past, portions of the payments could be deferred into future periods. Mr. Lorsch may terminate the agreement upon 30 days written notice without reason or for good reason (as defined in the agreements) if we fail to cure acts or omissions constituting good reason within 30 days. If Mr. Lorsch's employment is terminated by us for cause or voluntarily by Mr. Lorsch without good reason, he will not be entitled to receive any severance payments or benefits under the employment agreement. If Mr. Lorsch's employment is terminated by us without cause or voluntarily by Mr. Lorsch for good reason, Mr. Lorsch will be entitled to one year of salary at his then current rate of pay, including all monthly benefits, and the pro rata portion of the annual bonus otherwise due Mr. Lorsch. In the event of his disability, Mr. Lorsch would be entitled to receive compensation equal to 60% of his base salary as then in effect. Mr. Lorsch's employment agreement includes provisions that prohibit Mr. Lorsch from disclosing our confidential information and trade secrets and competing with us during the term of his employment agreement or soliciting our employees for 12 months following termination of employment.

We also have entered into a consulting agreement with The RHL Group, Inc., which is wholly-owned by Mr. Lorsch that provides for a monthly fee of $25,000 plus reimbursement of expenses including medical insurance. The RHL Group provides consulting, operational and technical services to the Company, which we refer to as the RHL Services. As part of the RHL Services, the RHL Group provides the Company with unrestricted access to its internal business and relationship contact database of more than 10,000 persons and entities, which includes clients of the RHL Group and other individuals which may hold value to the Company. The RHL Group also provides infrastructure support to the Company, including allowing the Company unlimited access to its facilities, equipment, and data, information management and server systems. The RHL Group has also consented to allow the Company to utilize the full-time services of Mr. Lorsch as the Company's President, Chairman and Chief Executive Officer, which requires substantial time and energy away from his required duties as The RHL Group's Chairman and Chief Executive Officer. In addition, The RHL Group has made its President, Kira Reed, available as the Company's spokesperson. Ms. Reed, who is Mr. Lorsch's spouse, also manages the Company's social networking activities.

On January 26, 2010, we entered into an employment agreement with Ingrid Safranek as our Vice President, Chief Financial Officer and Secretary. Under the employment agreement, Ms. Safranek receives a base salary, subject to annual increases as determined by the Board of Directors but in no event lower than 5%, certain benefits as set forth in the employment agreement, and an annual bonus at the discretion of the board of directors. Ms. Safranek's employment agreement was effective until June 15, 2010, but was extended until June 15, 2011. On December 10, 2010, the Board approved Ms. Safranek's employment agreement to be amended to extend the term for an additional one year commencing on January 1, 2011. On December 28, 2011, the Board extended the current employment agreement for an additional two years term and approved an increase in her base salary with the understanding that, from time to time, it could be necessary to defer certain payments or benefits into future periods. On May 13, 2013, the Board approved a salary increase for Ms. Safranek to $16,667 per month, with the understanding that, as in the past, portions of the payments could be deferred into future periods. Furthermore, on December 31, 2013, the Board elected to renew Ms. Safranek's agreement for an additional two year term under the same terms as before.

The current term of Ms. Safranek's employment agreement is effective until December 31, 2015 and will automatically renew for successive 12 month periods unless terminated at least 30 days prior to the end of the term. The employment agreement may be terminated by the Company without cause (as defined in the agreement) upon 90 days written notice or for cause if Ms. Safranek fails to cure the acts or omissions constituting cause within 30 days. If Ms. Safranek's employment is terminated by the Company for cause or voluntarily by Ms. Safranek without good reason, she will not be entitled to receive any severance payments or benefits under the employment agreement. If Ms. Safranek's employment is terminated by the Company without cause or voluntarily by Ms. Safranek for good reason, Ms. Safranek will be entitled to one year of salary at her then current rate of pay, including all monthly benefits, and the pro rata portion of the annual bonus otherwise due Ms. Safranek. In the event of her disability, Ms. Safranek would be entitled to receive compensation equal to 60% of her base salary as then in effect. Ms. Safranek's employment agreement includes provisions that prohibit her from disclosing our confidential information and trade secrets and competing with us during the term of his employment agreement or soliciting our employees for 12 months following termination of employment.

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on all outstanding equity awards held by our named executive officers as of December 31, 2014.

	Option/Warrant Awards
	Number of Securities Underlying Unexercised Options/Warrant Exercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option/Warrant (#)	Option/Warrant Exercise Price ($)	Option/Warrant Expiration Date

Robert Lorsch	14,180,000	-	$0.0319 - $0.125	8/6/2014,
Chief Executive Officer				1/27/2020,
				4/6/2017,
				& 4/6/2022

Ingrid Safranek	3,350,000	-	$0.06 - $0.18	1/21/2020,
Chief Financial Officer				6/15/2020,
				1/3/2021
				& 4/6/2022

Compensation and Risk Management

Our Compensation Committee and Board of Directors have analyzed whether our executive and employee compensation practices create improper incentives that would result in a material risk to us. Based on this analysis, the Compensation Committee and the Board of Directors has determined that none of our compensation practices for our executive officers or employees is reasonably likely to have a material adverse effect on us.

Change of Control Arrangements

We have employment agreements with both of our executive officers that contain the following change of control arrangements.

Robert Lorsch: In the event Mr. Lorsch voluntarily terminates his employment hereunder due to a change of control, we shall pay him an amount equal to twenty four months' salary at his rate of pay at the time of termination, including all benefits payable monthly for twenty four months.

Ingrid Safranek: In the event Ms. Safranek voluntarily terminates her employment hereunder due to a change of control, we shall pay her an amount equal to twenty four months' salary at her rate of pay at the time of termination, including all benefits payable monthly for twenty four months.

Policies Regarding Tax Deductibility of Compensation

Section 162(m) of the U.S. federal tax code prevents us from taking a tax deduction for non-performance-based compensation in excess of $1 million in any fiscal year paid to the chief executive officer and the three other most highly compensated named executive officers (excluding the chief financial officer). The Compensation Committee continues to review our compensation practices to determine what steps it should take to ensure that our executive officer compensation is exempt from Section 162(m).

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

Principal Accountant Fees and Services

The following table represents aggregate fees billed for the fiscal years ended December 31, 2014 and 2013 by Rose, Snyder & Jacobs. Rose, Snyder & Jacobs performed the audit of our financial statements for the year ended December 31, 2014. All fees described below were approved by the Audit Committee pursuant to our pre-approval policy also discussed below.

	Fiscal Years Ended
	2014	2013
Audit Fees	$82,000	$102,000
Audit Related Fees	-	4,000
Total Fees	$82,000	$106,000

Audit Fees include the audit of the Company's annual financial statements presented in the Company's Annual Reports on Form 10-K, reviews of interim financial statements presented in the Company's Quarterly Reports on Form 10-Q and accounting, reporting and disclosure consultations related to those audits and fees related to consents and reports in connection with regulatory filings.

Audit Related Fees included review and consent of registration statements and related updates.

The Company's Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Rose, Snyder & Jacobs, and has concluded that the provision of such services to the degree utilized is compatible with maintaining the independence of the Company's registered public accounting firm. All services provided by Rose, Snyder & Jacobs in 2014 and 2013 were pre-approved by the Audit Committee after review of each of the services proposed for approval.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has adopted a pre-approval policy for auditor services, which allows the Chief Executive Officer and/or the Chief Financial Officer of the Company to engage the independent registered public accountants, on a case-by-case basis, to consult with our management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board or other regulatory or standard- setting bodies.  In addition, the Audit Committee may periodically obtain from the independent registered public accountants estimates of anticipated fees for services in the defined categories of audit services, audit-related services, and tax services for a specified accounting period and pre-approves services in such categories up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accountants are engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. The members of the Audit Committee approved the fees during subsequent meetings of the Audit Committee.

Householding

We have adopted a procedure, approved by the SEC, called "householding." Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of this Notice of Internet Availability of Proxy Materials, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.  Stockholders who participate in householding will continue to receive separate proxy cards.

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Internet Availability of Proxy Materials and any accompanying documents, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact us at (323) 761-7002 or write to MMRGlobal, Inc. at 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010.

If you participate in householding and wish to receive a separate copy of this Notice of Internet Availability of Proxy Materials and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact us as indicated above. Upon your written or oral request, we will promptly deliver you a separate copy of this Notice of Internet Availability of Proxy Materials and accompanying documents.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

MMRGlobal, Inc.
Proxy Statement
2015 Annual Meeting

ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2014 (without exhibits), is being forwarded to each stockholder with this Proxy Statement. The Annual Report on Form 10-K is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

By Order of the Board of Directors,

Sincerely,

/s/ Robert H. Lorsch

Robert H. Lorsch
Chief Executive Officer

Los Angeles, California,
June 3, 2015

MMRGlobal, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on July 14, 2015.

Vote by Internet

- Go to **www.investorvote.com/MMRF**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors

Nominees:	For	Withhold		For	Withhold
01 - Bernard Stolar	☐	☐	02 - Mike Finley	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) — Please print date below.
/ /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X

023U5B

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement, Form 10-K is/are available at www.investorvote.com/MMRF.

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — MMRGlobal, Inc.

Annual Meeting of Shareholders

July 15, 2015 10:30 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Robert H. Lorsch and Ingrid G. Safranek, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorized them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MMRGlobal, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:30 AM, PDT on July 15, 2015, at the MMRGlobal, Inc. Corporate headquarters, located at 4401 Wilshire Blvd., Suite 200 Los Angeles, CA 90010, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side